Exhibit 10.16

FIRST AMENDMENT

TO THE

AGRILINK FOODS MASTER SALARIED RETIREMENT PLAN

This Amendment is adopted by Birds Eye Foods, Inc., a corporation organized and existing under and by virtue of the general Corporation Law of the State of Delaware (sometimes referred to herein as the “Employer”).

WITNESSETH

WHEREAS, the Employer had adopted the AGRILINK FOODS MASTER SALARIED RETIREMENT PLAN (the “Plan”) which was amended and restated effective January 1, 2001, and

WHEREAS, the Employer has reserved the right pursuant to the provisions of the Plan to amend it at any time, and

WHEREAS, the Employer now wishes to amend the Plan,

NOW, THEREFORE, said Plan is amended to change the name of the Plan to:

BIRDS EYE FOODS MASTER SALARIED RETIREMENT PLAN.

The Plan is further amended to change all references therein from Agrilink Foods, Inc. to Birds Eye Foods, Inc. except where the context may require otherwise.

IN WITNESS WHEREOF, this Amendment has been executed this 10th day of February, 2003.

BIRDS EYE FOODS, INC.

By:	/s/ Lois Warlick-Jarvie
Title: Vice President Human Resources